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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 15, 2000

                          American Express Master Trust
                            (Issuer in respect of the
       5.375%  Class A Accounts Receivable Trust Certificates, Series 1993-1,
       7.60%   Class A Accounts Receivable Trust Certificates, Series 1994-2,
       7.85%   Class A Accounts Receivable Trust Certificates, Series 1994-3,
 Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and
       5.90%   Class A Accounts Receivable Trust Certificates, Series 1998-1)
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               American Express Receivables Financing Corporation
                   Co-Originator of the Trust and a Transferor
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   33-47812
                                   33-49106
                                   33-67502
                                   33-81634
                                  333-51045
           Delaware               000-21424           13-3632012
-----------------------------     ------------       ------------
(State or other jurisdiction      (Commission       (IRS Employer
    of incorporation)             File Numbers)    Identification No.)

200 Vesey Street, New York, New York                    10285
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  (212) 640-3975
                                                    ----------------

                        American Express Centurion Bank
                   Co-Originator of the Trust and a Transferor
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Utah                   000-21424-01        11-2869526
--------------------------------  ------------      --------------
State or other jurisdiction       (Commission       (IRS Employer
   of incorporation)              File Numbers)    Identification No.)

6985 Union Park Center, Midvale, Utah                   84047
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  (801) 565-5000
                                                    ---------------
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Item 5.  Other Events

         Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated February 4, 2000 for the Distribution Date occurring on February 15, 2000 and the preceding Due Period from December 27, 1999 through January 27, 2000 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1 occurring on February 15, 2000, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1 occurring on February 15, 2000, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on February 15, 2000.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1, occurring on February 15, 2000.

Exhibit 99.1 Monthly Servicer's Certificate dated February 4, 2000 for the Distribution Date occurring on February 15, 2000 and the preceding Due Period from December 27, 1999 through January 27, 2000 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.




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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated:  February 15, 2000

                             AMERICAN EXPRESS MASTER TRUST

                             AMERICAN EXPRESS RECEIVABLES
                             FINANCING CORPORATION,
                             Transferor

                             By:    /s/ Leslie R. Scharfstein
                                    -------------------------
                             Name:  Leslie R. Scharfstein
                             Title: President




                             AMERICAN EXPRESS CENTURION
                             BANK,
                             Transferor

                             By:    /s/ Rhonda Halpern
                                    --------------------------
                             Name:  Rhonda Halpern
                             Title: Chief Financial Officer and Treasurer


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                          EXHIBIT INDEX
                          -------------


Designation      Description                                              Page
-----------      -----------                                              ----

Exhibit 20.1     Payment   Date   Statements   relating  to  interest        5
                 distributions  on the Class A  Certificates,  Series
                 1996-1,  1996-2 and  1998-1,  occurring  on February
                 15, 2000.


Exhibit 20.2     Payment   Date   Statements   relating  to  interest       11
                 distributions  on the Class B  Certificates,  Series
                 1993-1,  1994-2,  1994-3, 1996-1, 1996-2 and 1998-1,
                 occurring on February 15, 2000.


Exhibit 99.1     Monthly  Servicer's  Certificate  dated  February 4,       23
                 2000  for  the   Distribution   Date   occurring  on
                 February 15, 2000 and the  preceding Due Period from
                 December 27, 1999 through January 27, 2000 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.